                                                                    Exhibit 99.1



                          CONSENT OF DIRECTOR NOMINEE


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the references to him as a future director of Interliant, Inc. in the prospectus included in this Amendment No. 4 to the Registration Statement.


                                        /s/ John B. Landry
                                        ----------------------------
                                        John B. Landry